UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of Principal Executive Offices)	(Zip Code)

(248) 312-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Flagstar Bancorp, Inc. (NYSE: FBC) ("Flagstar"), the holding company for Flagstar Bank, FSB (the "Bank"), issued a press release today announcing that the Bank has entered into a settlement agreement with the Consumer Financial Protection Bureau (the “CFPB”). The settlement relates to alleged violations of federal consumer financial laws arising from the Bank's loss mitigation practices and default servicing operations dating back to 2011. Under the terms of the settlement, the Bank will pay $27.5 million for borrower remediation and $10.0 million in civil money penalties. The settlement does not involve any admission of wrongdoing on the part of the Company or its employees, directors, officers or agents. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1    Press release of Flagstar Bancorp, Inc. dated September 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: September 29, 2014	By:	/s/ Alessandro P. DiNello
Alessandro P. DiNello
President and Chief Executive Officer

Exhibit Index

Exhibit No.         Description

99.1	Press Release of Flagstar Bancorp, Inc, dated September 29, 2014

Exhibit 99.1

NEWS RELEASE
Analyst Contact:
James K. Ciroli
(248) 312-2000

Flagstar Announces Settlement
with the Consumer Financial Protection Bureau

Flagstar to Provide Borrower Remediation

TROY, Mich., September 29, 2014 - Flagstar Bancorp, Inc. (NYSE: FBC) ("Flagstar"), the holding company for Flagstar Bank, FSB (the "Bank" or "Flagstar Bank"), today announced that the Bank has entered into a settlement agreement with the Consumer Financial Protection Bureau (the "CFPB"). The settlement relates to alleged violations of federal consumer financial laws arising from the Bank's loss mitigation practices and default servicing operations dating back to 2011.

Flagstar previously disclosed in its filings with the U.S. Securities and Exchange Commission that it was engaged in settlement discussions with the CFPB. Under the terms of the settlement agreement, the Bank will pay $27.5 million to the CFPB for borrower remediation, and $10 million in civil monetary penalties. The settlement does not involve any admission of wrongdoing on the part of the Company or its employees, directors, officers or agents.

"This resolution is in the Bank's best interest and allows us to continue building a great company that is poised for sustainable, long-term growth and value creation, benefitting our shareholders, customers and the communities we serve," said Alessandro (Sandro) DiNello, President and Chief Executive Officer.  "The dedicated employees of Flagstar Bank have completed thousands of successful loan modifications and work incredibly hard to meet and exceed the needs of our customers.  With this matter now behind us, everyone at Flagstar Bank is committed to building on the significant progress we have achieved while continuing to operate with integrity, responsiveness and a commitment to our core values."

About Flagstar Bank
Flagstar Bank is a full-service financial institution offering a range of products and services to consumers, businesses, and homeowners. With $9.9 billion in total assets at June 30, 2014, Flagstar Bank is the largest bank headquartered in Michigan. Flagstar Bank operates 106 banking centers, all of which are located in Michigan, and 32 home lending centers located in 18 states, which primarily originate one-to-four family residential first mortgage loans. Originating loans nationwide, Flagstar Bank is one of the leading originators of residential first mortgage loans. For more information, please visit flagstar.com.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that are difficult to predict and could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Forward-looking statements contained in this press release and any information related to expectations about future events or results are based upon information available to the Company as of the date hereof. Forward-looking statements can be identified by such words as "anticipates," "intends," "plans," "seeks," "believes," "expects", "estimates," and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements made regarding the Company's current expectations, plans or forecasts of its core business drivers, credit related costs, asset quality, capital adequacy and liquidity, the implementation of the Company's business plan and growth strategies, the suspension of dividend payments on preferred stock, the deferral of interest payment on trust preferred securities, the result of improvements to the Company's servicing processes, the Company's strategy for outsourcing its non-core default servicing business and other similar matters. Although we believe that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, contingencies, and other factors. Accordingly, we cannot give you any assurance that our expectations will in fact occur or that actual results will not differ materially from those expressed or implied by such forward-looking statements. We caution you not to place undue reliance on any forward-looking statement and to consider all of the following uncertainties and risks, as well as those more fully discussed in the Company's filings with the Securities and Exchange Commission ("SEC"), including, but not limited to, our Form 10-K and Forms 10-Q: volatile interest rates that impact, among other things, the mortgage banking business, our ability to originate loans and sell assets at a profit, prepayment speeds and our cost of funds; changes in regulatory capital requirements or an inability to achieve or maintain desired capital ratios; actions of mortgage loan purchasers, guarantors and insurers regarding repurchases and indemnity demands and uncertainty related to foreclosure procedures; uncertainty regarding pending and threatened litigation; our ability to control credit related costs and forecast the adequacy of reserves; the imposition of regulatory enforcement actions against us; our compliance with the Supervisory Agreement with the Board of Governors of the Federal Reserve System and the Consent Order with the Office of the Comptroller of the Currency. Except to the extent required under the federal securities laws and the rules and regulations promulgated by the SEC, the Company undertakes no obligation to update any such statement to reflect events or circumstances after the date on which it is made.